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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 31, 2006

                          ---------------------------

                           ZEOLITE EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

                           ---------------------------



            Nevada                     001-31937                  N/A
(State or Other Jurisdiction of       (Commission          (I.R.S. Employer
        Incorporation)                File Number)       Identification  Number)


                               Youth Pioneer Park
               Tai'an Economic and Technological Development Zone
                      Tai'an City, Shandong Province 271000
                           People's Republic of China
                    (Address of principal executive offices)

                                (86-538) 856-0618
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)

Item 1.01  Entry into Material Definitive Agreement

         On March 31, 2006, we entered into a Securities Purchase Agreement and Plan of Reorganization with Faith Bloom Limited, a British Virgin Islands company, and its stockholders, pursuant to which we acquired all of the issued and outstanding capital stock of Faith Bloom Limited in exchange for a total of 50,957,603 shares of our common stock. We agreed to issue 4.512 shares of our common stock for every one share of Faith Bloom capital stock. As a result of this share exchange, the former stockholders of Faith Bloom acquired approximately 94.2% of our issued and outstanding shares and Faith Bloom became our wholly-owned subsidiary.

         On September 26, 2005, Eastern Nanomaterials Pte. Ltd., an affiliate of Faith Bloom prior to the share exchange described above, entered into a Financial Advisory Agreement and a Financing Agreement with HFG International, Limited, a Hong Kong Corporation, pursuant to which HFG International, Limited agreed to provide Faith Bloom with financial advisory and consulting services in implementing a restructuring plan and facilitating the share exchange with Zeolite. In consideration for these services, HFG International, Limited was paid a fee of $450,000 upon the closing of the share exchange. Timothy Halter, our former director and chief executive officer, is the principal stockholder and an executive officer of HFG International, Limited. The agreements were assigned to Faith Bloom as the assignee for Eastern Nanometeials Pte. Ltd. on March 29, 2006.

         As a result of the share exchange transaction, Mr. Xiangzhi Chen, the former controlling stockholder of Faith Bloom and our current president and chief executive officer, became the owner of approximately 42% percent of our outstanding common shares.

Item 2.01  Completion of Acquisition or Disposition of Assets

         The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. In addition, pursuant to Item 2.01(f) of Form 8-K, the information that would be required if we were filing a general form for registration of securities on Form 10-SB has been previously reported in our Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on March 31, 2006.

Item 3.02  Unregistered Sales of Equity Securities

         On March 31, 2006, we issued 50,957,603 shares of our common stock to stockholders of Faith Bloom. The issuance of our shares to these persons was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering and regulation D promulgated thereunder.

         These stockholders who received the securities in the share exchange made representations to us that (i) they understand that the shares are "restricted" securities under U.S. federal securities laws and they will not sell all or any portion of the shares except pursuant to registration under the Securities Act or pursuant to an available exemption from registration, (ii) they understand that each certificate for the shares acquired by them will bear a restrictive legend, (iii) the shares are being acquired for investment and not with a view to the public resale or distribution thereof, (iv) they are acquiring the shares after private negotiation and have not been attracted to the acquisition of the shares by any press release, advertising or publication,
(v) if a corporation or a partnership, they have not been organized for the purpose of acquiring the shares, (vi) they are able to protect their interests in connection with the acquisition of the shares and can bear the economic risk of investment in such securities without producing a material adverse change in their financial condition (vii) they otherwise have such knowledge and experience in financial or business matters that they are capable of evaluating the merits and risks of the investment in the shares, and (viii) they are either
(a) an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act, or (b) not a U.S. Person (as defined in Regulation S


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promulgated  under the Securities  Act), not an affiliate of us, and at the time of the origination of contact concerning the share exchange and at the date of execution and delivery of this Agreement not within the United States, its territories and possessions.

Item 5.01  Changes in Control of Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. In addition, pursuant to Item 5.01(a)(8) of Form 8-K, the information that would be required if we were filing a general form for registration of securities on Form 10-SB was previously reported in our Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on March 31, 2006.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         Effective March 31, 2006, in connection with the closing of the share exchange transaction described in Item 1.01 of this Current Report on Form 8-K,
(i) Timothy Halter resigned as a director and officer, (ii) Xiangzhi Chen was appointed as chief executive officer, president and chairman of our board of directors, and (iii) Anhui Guo was appointed as our chief financial officer.

         Mr. Xiangzhi is the founder of Faith Bloom Limited and its subsidiaries and has served as their chairman and chief executive officer since the subsidiaries' formation in 2001. He has served as president of Shandong Shengda Technology Co., Ltd since January 2003. He was president of Shandong Shengda Construction Co., Ltd from January 1997 to January 2003.

         Ms. Anhui Guo has served as chief financial officer of Faith Bloom and its subsidiaries since 2001. Ms Guo was manager of finance of Shandong Shengda Construction Co., Ltd. from January 2001 to January 2003. She has served as manager of finance of Shandong Shengda Technology Co., Ltd. Since January 2003. Ms. Guo became licensed as an accountant in 1996.

Item 5.03  Amendment to Articles of  Incorporation  or Bylaws;  Change in Fiscal
           Year

         In connection with the share exchange, our board of directors changed our fiscal year end from July 31 to December 31. The change in fiscal year will be reflected in our Form 10-QSB for the quarter ended March 31, 2006. The change of fiscal year results from the share exchange, which is accounted for as a recapitalization of Zeolite Exploration Company. As a result, Faith Bloom Limited is the accounting acquiring entity, and Zeolite's historical financial statements will reflect the operations of Faith Bloom, as if Faith Bloom had acquired Zeolite.

Item 5.06  Change in Shell Company Status

         As a result of the share exchange transaction described in Item 1.01 of this Current Report on Form 8-K, we are no longer a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended. The material terms of the exchange transaction have been previously reported in our Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on March 31, 2006.

Item 9.01  Financial Statements and Exhibits

         (a)      Financial statements of business acquired

         The financial statements required by Item 9.01(a) of Form 8-K have been previously reported in our Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on March 31, 2006.

         (b)      Pro forma financial information

         The pro forma financial information required by Item 9.01(b) of Form 8-K has been previously reported in our Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on March 31, 2006.

         (d)      Exhibits

         3.1 Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (SEC File No. 333-74670) filed on December 6, 2001

         3.2 Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State on February 13, 2006 (incorporated by reference to the Registrant's Current Report on Form 8-K filed on February 13, 2006)

         3.3      Bylaws of the Registrant (incorporated by reference to Exhibit
                  3.2 to the Registrant's Registration Statement on Form SB-2 (SEC File No. 333-74670) filed on December 6, 2001)

         10.1 Financial Advisory Agreement between Eastern Nanomaterials Pte Co., Ltd. and HFG International Co., Ltd., dated as of September 26, 2005, as amended and supplemented on March 29, 2006

         10.2 Industrial Product Sales Agreement between Shandong Shengda Chemical Machinery Co., Ltd. and Shandong Shengda Chemicals Co., Ltd., dated as of December 10, 2002

         10.3 Industrial Product Sales Agreement between Shandong Shengda Chemical Machinery Co., Ltd. and Shandong Shengda Chemicals Co., Ltd., dated as of December 12, 2002

         10.4 Industrial Product Sales Agreement between Shandong Shengda Chemical Machinery Co., Ltd. and Shandong Shengda Chemicals Co., Ltd., dated as of December 15, 2002

         10.5 Industrial Product Sales Agreement between Shandong Shengda Chemical Machinery Co., Ltd. and Shandong Shengda Chemicals Co., Ltd., dated as of December 16, 2002

         10.6 Industrial Product Sales Agreement between Shandong Shengda Chemical Machinery Co., Ltd. and Shandong Shengda Chemicals Co., Ltd., dated as of December 20, 2002

         10.7 Industrial Product Sales Agreement between Shandong Shengda Chemical Machinery Co., Ltd. and Shandong Shengda Chemicals Co., Ltd., dated as of December 20, 2002

         10.8 Industrial Product Sales Agreement between Shandong Shengda Chemical Machinery Co., Ltd. and Shandong Shengda Chemicals Co., Ltd., dated as of December 26, 2002


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         10.9     Industrial  Product Sales Agreement  between  Shandong Shengda
                  Chemical Machinery Co. Ltd. and Shandong Shengda Chemicals Co. Ltd., dated as of December 26, 2002

         10.10 Industrial Product Sales Agreement between Shandong Shengda Chemical Machinery Co. Ltd. and Shandong Shengda Chemicals Co. Ltd., dated as of December 26, 2002

         10.11 Industrial Product Sales Agreement between Shandong Shengda Chemical Machinery Co., Ltd. and Shandong Shengda Chemicals Co., Ltd., dated as of January 10, 2003

         10.12 Industrial Product Sales Agreement between Shandong Shengda Chemical Machinery Co., Ltd. and Shandong Shengda Chemicals Co., Ltd., dated as of January 12, 2003

         10.13 Industrial Product Sales Contract between Feicheng Longxin Material Storage & Transportation Co., Ltd. and Shandong Shengda Chemical Co., Ltd. dated as of January 15, 2003

         10.14 Industrial Product Sales Contract between Xintai Quangou Coal Mine and Shandong Shengda Chemical Co., Ltd. dated as of January 15, 2003

         10.15 Industrial Product Sales Contract between Xintai Zhaizhen Coal Mine and Shandong Shengda Chemicals Co., Ltd. dated as of January 19, 2003

         10.16 Industrial Product Sales Contract between Shandong Shengda Chemical Machinery Co., Ltd and Shandong Shengda
                  Chemicals Co., Ltd. dated as of July 5, 2004

         10.17 Joint Research and Development Agreement between Shandong Shengda Technology Co., Ltd and Qingdao University of Science and Technology dated as of September 28, 2004

         10.18 Asset Purchase Agreement between Shandong Shengda Chemical Co., Ltd. and Dongfang Nanomaterials Pte., Ltd. dated as of November 24 2004, as amended and supplemented on February 20, 2005

         10.19 Asset Purchase Agreement between Shandong Shengda Nanomaterials Co., Ltd.. and Dongfang Nanomaterials Pte., Ltd. dated as of November 24 2004, as amended and supplemented on February 20, 2005

         10.20 Joint Technology Development Contract between Shandong Haize Nanomaterials Co., Ltd. and Tsinghua University dated as of January 12, 2005, as supplemented on May 10, 2005

         10.21 Contract on the Joint Development & Application of NPCC by and among Shandong Shengda Technology Co., Ltd, Polymer Modification Research Lab of Qingdao University of Science and Technology and Tsingdao Siwei Chemicals Co., Ltd. dated as of March 4, 2003, as amended on January 31, 2005 to designate Shandong Haize Nanomaterials Co., Ltd as the assignee of Shandong Shengda Technology Co., Ltd.

         10.22 Nano Technology License & Transfer Agreement between Shandong Shengda Technology Co., Ltd. and Shandong Haize Nanomaterials Co., Ltd. dated as of January 6, 2005



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         10.23    Equipment   Leasing   Agreement   between   Shandong   Shengda
                  Technology Co., Ltd and Shandong Bangsheng Chemicals Co., Ltd. dated as of February 20, 2005

         10.24    Trademark   Transfer   Agreement   between   Shandong  Shengda
                  Technology Co., Ltd and Shandong Haize Nanomaterials Co., Ltd. dated as of February 22, 2005

         10.25    Trademark   Transfer   Agreement   between   Shandong  Shengda
                  Chemicals Co., Ltd. and Shandong Bangsheng Chemical Co., Ltd. dated as of February 22, 2005

         10.26 Land-use Right and Building Leasing Agreement between Shandong Haize Nanomaterials Co., Ltd. and Shandong Shengda Technology Co., Ltd, Ltd. dated as of February 22, 2005, as amended and supplemented on March 21, 2006

         10.27 Land-use Right and Building Leasing Agreement between Shandong Bangsheng Chemical Co., Ltd. and Shandong Shengda Technology Co., Ltd. dated as of February 22, 2005, as amended and supplemented on March 21, 2006

         10.28 Industrial Product Sales Contract between Shandong Shengda Chemical Machinery Co., Ltd and Shandong Bangsheng Chemicals Co., Ltd. dated as of March 2, 2005

         10.29 Industrial Product Sales Contract between Shandong Taifeng Mining Co., Ltd. and Shandong Bangsheng Chemicals Co., Ltd. dated as of March 5, 2005

         10.30    Anthracite   Supply  Contract   between   Shandong   Bangsheng
                  Chemicals Co., Ltd. and Jincheng Yapeng Trading Co., Ltd. dated as of March 6, 2005

         10.31 Construction Contract between Shandong Bangsheng Chemicals Co., Ltd. and Chen Houzhi dated as of March 1, 2005

         10.32 Construction Contract between Shandong Bangsheng Chemicals Co., Ltd. and Chen Houzhi dated as of April 1, 2005

         10.33    Urea  Supply   Contract   between   Shandong   Feida  Chemical
                  Technology Co., Ltd. and Shandong Bangsheng Chemical Co., Ltd. dated as of May 26, 2005

         10.34    Anthracite    Supply   Contract    between    Shandong   Haize
                  Nanomaterials Co., Ltd. and Feicheng Longxin Material Storage & Transportation Co., Ltd. dated as of June 1, 2005

         10.35 Industrial Product Sales Contract between Shandong Taifeng Mining Co., Ltd. and Shandong Haize Nanomaterials Co., Ltd. dated as of June 13, 2005

         10.36    Industrial  Product  Sales  Contract  between  Shandong  Haize
                  Nanomaterials  Co.,  Ltd.  and  Dalian  Jinyuan   Construction
                  Plastics Co. dated as of June 19, 2005

         10.37 Industrial Product Sales Contract between Shandong Haize Nanomaterials Co., Ltd. and Zhaoyuan LiAo Rubber Products Co. dated as of August 8, 2005

         10.38 Industrial Product Sales Contract between Shandong Haize Nanomaterials Co., Ltd. and Triangle Tire Co., Ltd dated as of August 10, 2005

         10.39    Share   Transfer    Agreement   between   Singapore   Dongfang
                  Nanomaterials Pte., Ltd. and Faith Bloom Limited dated as of December 31, 2005



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         10.40    Share   Transfer    Agreement   between   Singapore   Dongfang
                  Nanomaterials Pte., Ltd. and Faith Bloom Limited dated as of December 31, 2005

         10.41    Lime   Stone   Supply   Contract    between   Shandong   Haize
                  Nanomaterials Co., Ltd. and Laiwu Yujie Stone Materials Factory dated as of March 27, 2005

         10.42 Employment Contract between Shandong Haize Nanomaterials Co., Ltd. and Zhaowei Ma dated as of January 1, 2005

         10.43 Employment Contract between Shandong Bangsheng Chemicals Co., Ltd. and Xiqing Xu dated as of January 1, 2005

         10.44 Loan Agreement among Eastern Nano-Materials Holdings Pte. Ltd., Value Monetization Ltd. and International Factors (Singapore) Ltd. dated as of May 6, 2005, as terminated by two letters from Value Monetization and International Factors (Singapore) Ltd, dated December 30, 2005 and December 29, 2005, respectively.

         10.45 Employment Contract between Shandong Haize Nanomaterials Co., Ltd. and Xukui Chen dated as of January 1, 2005

         10.46 Financing Agreement between HFG International and Eastern Nanomaterials Pte. Co., Ltd., dated as of September 26, 2005, as amended and supplemented on March 29, 2006 to designate Faith Bloom as the assignee for Eastern Nanomaterials Pte. Co., Ltd.

         10.47 Short Term Loan Agreement between Shandong Shengda Chemicals Co., Ltd. and Bank of China Taian Branch, dated as of February 1, 2003

         10.48    Short   Term   Loan   Agreement   between   Shandong   Shengda
                  Nanomaterials Co., Ltd. and Bank of China, Taian Branch, dated as of January 9, 2003

         10.49 Memorandum of Understanding between Faith Bloom Limited and Shandong Shengda Technology Co., Ltd. dated as of March 21, 2006

         10.50 Engagement Letter of Sterne Agee & Leach, Inc., as managing placement agent, and Global Hunter Securities, as co-placement agent, of up to $15,000,000 of common stock of Faith Bloom Limited, dated as of March 16, 2006

         16.1 Letter from John Geib, Chartered Accountant (incorporated by reference to Exhibit 16.1 to Form 8-K filed on March 18, 2005)

         16.2 Letter from Swartz Levitsky Feldman LLP, Chartered Accountants (incorporated by reference to Exhibit 16.2 to Form 8-K filed on March 18, 2005)

         21.1     List of  Subsidiaries  (incorporated  by  reference to Exhibit
                  21.1 to Registrant's Registration Statement on Form SB-2 (SEC File No. 333-132906) filed on March 31, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZEOLITE EXPLORATION COMPANY

Dated: April 3, 2006                    By: /s/ Xiangzhi Chen
                                           -------------------------------------
                                           Xiangzhi Chen,
                                           President and Chief Executive Officer